YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to report the performance for Dreyfus Premier GNMA Fund for the 12-month period ended December 31, 1998, as shown in the following table:

                                                                         Approximate                  Distribution Rate

                                         Total Return*                Income Dividends                    Per Share**
                                         ___________                _____________________             _________________
Class A Shares                               6.51%                         $0.808                           5.18%

Class B Shares                               5.90%                         $0.734                           4.92%

Class C Shares                               5.62%                         $0.683                           4.59%

Lehman Brothers GNMA Index***                6.93%

ECONOMIC REVIEW

  During 1998, the main regions of the world had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board (the "Fed") to contemplate a rise in interest rates early in the year, but world economic weakness generated powerful enough disinflationary forces that the Fed acted instead to ease credit beginning in September. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of a financial crisis. The Latin American economies weakened in turn as the financial stresses spread throughout that region. On balance, there was a substantial weakening of the world economy over the course of 1998, moderated mainly by the American consumer's role as "spender of last resort."

A main influence on the U.S. economy during the year was the foreign financial crisis and consequent cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation left more of the growth in consumer income with which to buy goods and services. Thus, consumers benefited from a combination of good growth in income after inflation, a strong labor market, and increases in the prices of assets they owned, including bonds, stocks and real estate. In a sense, 1998 was a year of disinflationary boom in the U.S., as above-trend economic growth coincided with negligible inflation.

  The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and paper) and exports.

  Evidence of a weaker world economy accumulated during 1998 as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long Term Capital Management hedge fund crisis through early October. However, energetic steps were taken to stabilize the Japanese banks, design a support package for Brazil, ease monetary policy, and help overinvested financial institutions rebuild their cash reserves. Indications of a calming of financial fears were evident in the final months of the year. In any case, there appears to have been a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

  The global economy survived a triple financial crisis in 1998 from Japan, emerging market countries and overextended financial institutions. Excess capacity persists in many worldwide industries after years of high capital spending followed by the onset of a worldwide weakening in demand. Fortunately, the U.S. has led the world in making the transition from the old manufacturing industries to the new growth industries, such as biotechnology, software, computer hardware and the Internet. This contributed to the favorable combination of low unemployment and low inflation in the U.S., and may yet lead toward more efficient allocation of capital elsewhere in the world.

  As 1998 ended, interest rates set by central banks remained in a downtrend in most parts of the world, including Europe and the U.S. A similar trend had even begun in many emerging countries, as the stresses of financial crisis relaxed.

MARKET ENVIRONMENT

  During the fourth quarter of 1998, U.S. interest rates reached new lows. This can be attributed mostly to the tremendous flight to quality, or maybe more appropriately, the financial panic that occurred in the worldwide bond markets. With several Japanese-based global financial institutions filing for bankruptcy protection, worldwide liquidity reached dangerously low levels. This led to widespread demand for U.S. Treasuries, pushing interest rates lower, and to mass liquidations of many types of fixed income securities.

  As  one  might  expect, the market for mortgage-backed securities faced a very difficult time, especially in September and October. As shown by the Mortgage Banker Association's Index, homeowner refinancing activity reached an all-time high during the month of October. That activity is the primary contributor to mortgage-backed securities prepayments; hence, the prepayment spreads of both agency and non-agency mortgage-backed securities reached some of the highest levels in history. All this contributed to the underperformance of mortgage-backed securities compared to U.S. Treasuries.

  The flight-to-quality frenzy that occurred in September and October shook other areas of the mortgage-backed securities market as well. Most notable was the liquidation of large holdings of the huge hedge fund, Long Term Capital Management. Its holdings included large quantities of high quality residential and commercial mortgage-backed securities. Its forced liquidation of billions of dollars of commercial mortgage-backed securities overwhelmed the market, causing an imbalance of supply and demand. This imbalance resulted in the sudden widening of the yield spread by over 100 basis points on AAA commercial mortgage-backed securities.

  Fortunately the Fed saw fit to continue cutting the Fed funds rate. This has helped bring liquidity back into the market, and the supply and demand imbalance has begun to normalize. Our market outlook, going forward, is for lower long-term U.S. interest rates during 1999 and for mortgage refinancing to continue at a high level. Also, we expect that liquidity might improve, as investors continue to return to the marketplace at the start of 1999 looking for high-yielding securities. Therefore, we also expect that spreads on call-protected assets with relatively high yield may be in strong demand. These securities would include GNMA project loans, commercial mortgage-backed securities, and discount dollar-priced GNMA securities.

PORTFOLIO OVERVIEW

  As might be expected, during this dramatic shift in the fixed-income markets, we did make some significant changes to the Fund's holdings. Most notably, we increased the Fund' s average effective duration to 7% longer than the Lehman GNMA Index. Consistent with our anticipation of increased mortgage loan refinancing, we' ve also continued to look for further prepayment protection. Hence, we have continued to add discounted GNMA 30-year pass-through securities to the portfolio. We have also continued to sell our higher dollar-priced securities.

  With  these significant shifts in the market, liquidity has been at a premium;
hence,   we   have   continued  to  use  our  existing  GNMA  adjustable  rate, mortgage-backed securities (ARMs) as a highly liquid, yield-improving cash substitute. Even though mortgage prepayments have been at extremely high levels, discount GNMA ARMs have continued to add additional yield and liquidity to the Fund.

  Lastly, during the month of December, we were able to sell 7% of our GNMA project loans at a significant premium to their normal market value. We have since replaced 5% of these assets into the Fund with GNMA project loans at higher yields. GNMA project loans should continue to add stability and protection to the Fund as it faces the ongoing mortgage-refinancing wave.

               Sincerely,


               [Michael Hoeh signature]


               Michael Hoeh

               Portfolio Manager

 January 15, 1999

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period, in the case of Class A shares, or the net asset value per share in the case of Class B or Class C shares.

***SOURCE: LEHMAN BROTHERS--The Lehman Brothers GNMA Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate GNMA securities.

DREYFUS PREMIER GNMA FUND                                   DECEMBER 31, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER GNMA FUND
               CLASS A SHARES AND THE LEHMAN BROTHERS GNMA INDEX

                                    Dollars

$24,216

Lehman Brothers GNMA Index*

$21,416

Dreyfus Premier GNMA Fund (Class A Shares)

*Source: Lehman Brothers

Average Annual Total Returns
-----------------------------------------------------------------------------

                    Class A Shares                                                          Class B Shares
      _______________________________________________________            ________________________________________________________

                                                                                                             % Return Reflecting

                                               % Return                                                     Applicable Contingent

                                              Reflecting                                      % Return         Deferred Sales

                        % Return Without    Maximum Initial                                  Assuming No         Charge Upon

Period Ended 12/31/98     Sales Charge    Sales Charge (4.5%)     Period Ended 12/31/98      Redemption          Redemption*
___________________       ____________     ________________       ________________           __________       ________________
1 Year                      6.51%             1.68%               1 Year                      5.90%              1.90%

5 Years                     6.27              5.29                5 Years                     5.73               5.41

10 Years                    8.41              7.91                From Inception (1/15/93)    5.94               5.81

                       Class C Shares
_______________________________________________________

                                      % Return Reflecting

                                     Applicable Contingent

                         % Return       Deferred Sales

                         Assuming        Charge Upon

Period Ended 12/31/98  No Redemption     Redemption**
___________________    ____________   __________________

1 Year                     5.62%           4.62%

From Inception (10/16/95)  6.11            6.11
---------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier GNMA Fund on 12/31/88 to a $10,000 investment made in the Lehman Brothers GNMA Index on that date. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Fund invests primarily in Ginnie Maes, and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Fund, the Lehman Brothers GNMA Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed rate GNMA securities. All issues have at least one year to maturity and an outstanding par value of at least $100 million. The Index does not take into account charges, fees and other expenses. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                    DECEMBER 31, 1998

                                                                                                 Principal

Bonds and Notes--113.4%                                                                           Amount              Value
-------------------------------------------------------                                         ___________        ____________
Mortgage-Backed Securities--99.4%

Government National Mortgage Association I:

   6%  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  7,000,000  (a)  $   6,940,920

   6.50% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       20,500,000  (a)     20,660,105

   6.50%, 11/15/2007-7/15/2011 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11,315,428          11,587,678

   6.50%, 5/15/2009  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,652,541  (b)      4,767,366

   7%, 2/15/2022-12/15/2023  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12,658,284          13,023,180

   7.50%, 3/15/2002-12/15/2023 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9,857,634          10,231,349

   8%, 4/15/2008 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,208,378  (b)      4,376,712

   8%, 12/15/2021-1/15/2022  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          615,318             645,506

   8.50%, 10/15/2017-12/15/2022  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,486,492           3,738,791

   9%, 4/15/2016-12/15/2022  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,973,956           4,262,802

   9.50%, 11/15/2016-1/15/2025 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,808,116           4,133,356

   11.50%, 1/15/2013 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           70,580              77,285

                                                                                                                  _____________

                                                                                                                     84,445,050

                                                                                                                  _____________


Government National Mortgage Association I,

  Project Loans:

   6.25%, 11/15/2018 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,496,941           1,520,788

   6.32%, 10/15/2023 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,528,168           1,543,450

   6.35%, 6/15/2030  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          996,701           1,017,562

   6.375%, 2/15/2028 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,489,408           1,521,521

   6.45%, 8/15/2033-11/15/2033 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,865,815           5,002,013

   6.50% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,184,500  (a)      2,256,851

   6.50%, 7/15/2033  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          932,842             959,950

   6.625%, 11/15/2033  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,728,011           1,783,618

   6.70% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,727,100  (a)      3,834,254

   9.25%, 10/15/2023 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,694,183  (b)      4,697,093

                                                                                                                  _____________

                                                                                                                     24,137,100

                                                                                                                  _____________


Government National Mortgage Association II:

   5%, 4/20/2028-5/20/2028 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       18,059,987  (c)     18,138,910

   5.50%, 4/20/2028  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6,611,082  (c)      6,660,666

   9%, 7/20/2025 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,191,677           3,389,147

   11%, 12/20/2013-10/20/2015  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,018,175           1,144,778

                                                                                                                  _____________

                                                                                                                     29,333,501

                                                                                                                  _____________

Total Mortgage-Backed Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          137,915,651

                                                                                                                  _____________


DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1998

                                                                                                 Principal

Bonds and Notes (continued)                                                                       Amount              Value
-------------------------------------------------------                                         ___________        ____________

U.S. Governments--14.0%

  U.S. Treasury Bonds:

       4.75%, 11/15/2008 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  5,000,000      $    5,038,900

       5.25%, 11/15/2028 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,000,000           5,121,800
                                                                                                                  _____________

                                                                                                                     10,160,700
                                                                                                                  _____________

   U.S. Treasury Notes;

       5.375%, 6/30/2003 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9,000,000  (a)      9,265,230

                                                                                                                  _____________

Total U.S. Governments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           19,425,930
                                                                                                                  _____________

TOTAL BONDS AND NOTES

   (cost $155,268,083) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $157,341,581
                                                                                                                  _____________


Short-Term Investments--10.0%
-------------------------------------------------------



U.S. Treasury Bills:

   4.39%, 2/18/1999  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $       60,000  (b)  $      59,674

   4.38%, 3/18/1999  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13,912,000  (b)     13,788,879

   4.38%, 3/25/1999  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           36,000  (b)         35,640
                                                                                                                  _____________

TOTAL SHORT-TERM INVESTMENTS

   (cost $13,877,894)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        $  13,884,193
                                                                                                                  _____________

TOTAL INVESTMENTS

   (cost $169,145,977) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           123.4%        $171,225,774
                                                                                                    _______       _____________

LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . .          (23.4%)      $ (32,520,958)
                                                                                                    _______       _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           100.0%        $138,704,816
                                                                                                    _______       _____________



Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Purchased on a forward commitment basis.

(b) Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.

(c) Adjustable rate mortgage--interest rate subject to change periodically.








                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                         DECEMBER 31, 1998

                                                                                                    Cost              Value
                                                                                                 ____________      ____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $169,145,977      $171,225,774

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              512,761

                                 Receivable for investment securities sold . . . . . . . .                            7,192,947

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                              778,130

                                 Receivable for shares of Beneficial Interest subscribed . .                            101,324

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               14,863

                                                                                                                  _____________

                                                                                                                    179,825,799

                                                                                                                  _____________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               90,528

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                               37,862

                                 Payable for investment securities purchased . . . . . . .                           40,869,819

                                 Payable for shares of Beneficial Interest redeemed  . . .                               29,787

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               92,987

                                                                                                                  _____________

                                                                                                                     41,120,983

                                                                                                                  _____________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $138,704,816
                                                                                                                  _____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $140,363,914

                                 Accumulated undistributed investment income--net  . . . .                               6,436

                                 Accumulated net realized gain (loss) on investments . . .                           (3,745,331)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4  . . . . . . . . . . . . . . . .                            2,079,797
                                                                                                                  _____________


 NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $138,704,816
                                                                                                                  _____________



                                                 NET ASSET VALUE PER SHARE
                              ______________________________________________________________________________

                                                                                 Class A          Class B          Class C
                                                                               ___________    _____________     ____________

Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $94,369,229      $41,774,992       $2,560,595

Shares Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . .         6,338,704        2,803,629          171,879


 NET ASSET VALUE PER SHARE . . . . . . . . . . . . . . . . . . . . . . .            $14.89           $14.90           $14.90
                                                                                   _______          _______          _______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
INCOME                           Interest Income . . . . . . . . . . . . . . . . .                                 $8,735,048

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . .          $   740,305

                                 Shareholder servicing costs--Note 3(c)  . . . . .              464,162

                                 Distribution fees--Note 3(b)  . . . . . . . . . .              202,184

                                 Registration fees . . . . . . . . . . . . . . . .               57,426

                                 Professional fees . . . . . . . . . . . . . . . .               47,481

                                 Trustees' fees and expenses--Note 3(d)  . . . . .               37,046

                                 Custodian fees--Note 3(c) . . . . . . . . . . . .               34,192

                                 Prospectus and shareholders' reports  . . . . . .               21,694

                                 Loan commitment fees--Note 2  . . . . . . . . . .                1,175

                                 Miscellaneous . . . . . . . . . . . . . . . . . .               15,020

                                                                                            ___________

                                    Total Expenses . . . . . . . . . . . . . . . .                                  1,620,685

                                                                                                                  ___________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                  7,114,363

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . .           $2,797,330

                                 Net unrealized appreciation (depreciation)
                                    on investments . . . . . . . . . . . . . . . .           (1,696,582)

                                                                                            ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                  1,100,748

                                                                                                                  ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                                 $8,215,111

                                                                                                                  ___________










                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                             Year Ended         Year Ended

                                                                                         December 31, 1998   December 31, 1997
                                                                                          _________________   _________________
OPERATIONS:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $    7,114,363       $    8,000,888

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .           2,797,330              897,569

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . .          (1,696,582)           2,761,124

                                                                                           _____________        _____________

          Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . .           8,215,111           11,659,581

                                                                                           _____________        _____________


DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net:
       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (5,149,217)          (5,918,534)

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (1,926,683)          (2,072,934)

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (39,780)              (1,667)

                                                                                           _____________        _____________

          Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (7,115,680)          (7,993,135)

                                                                                           _____________        _____________


BENEFICIAL INTEREST TRANSACTIONS:

   Net proceeds from shares sold:
       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          56,066,526           32,138,926

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          12,810,406            4,659,005

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,868,856              107,034

   Dividends reinvested:
       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           3,495,046            4,022,706

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,344,579            1,431,495

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              23,643                1,502

   Cost of shares redeemed:
       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (61,029,061)         (54,989,643)

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (11,479,877)          (8,182,513)

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (450,210)             (16,644)
                                                                                           _____________        _____________

          Increase (Decrease) in Net Assets from Beneficial Interest Transactions  .           3,649,908          (20,828,132)
                                                                                           _____________        _____________

             Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . .           4,749,339         (17,161,686)


NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         133,955,477          151,117,163
                                                                                           _____________        _____________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $138,704,816         $133,955,477
                                                                                           _____________        _____________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . .       $      6,436         $      7,753
                                                                                           _____________        _____________




                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                     Shares
                                                                                          _______________________________

                                                                                         Year Ended         Year Ended

                                                                                      December 31, 1998   December 31, 1997
                                                                                       _________________  _________________
CAPITAL SHARE TRANSACTIONS:

  Class A

  _______

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3,776,757          2,194,845

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . .         235,306            277,860

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (4,112,467)        (3,775,941)
                                                                                            __________         __________

             Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . .        (100,404)        (1,303,236)

                                                                                            __________         __________


  Class B

  _______

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         861,589            320,620

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . .          90,452             98,717

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (772,433)          (564,582)

                                                                                            __________         __________

             Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . .         179,608          (145,245)
                                                                                            __________         __________


  Class C

  _______

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         193,103              7,322

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . .           1,589                103

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (30,238)            (1,160)

                                                                                            __________          __________

             Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . .         164,454              6,265
                                                                                            __________          __________

























                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                              Class A Shares
                                                                              __________________________________________________

                                                                                          Year Ended December 31,
                                                                              __________________________________________________

PER SHARE DATA:                                                          1998        1997         1996        1995        1994
                                                                        ______      ______       ______      ______      ______
   Net asset value, beginning of period  . . . . . . . . . . . . .      $14.76      $14.37       $14.66      $13.54      $14.84
                                                                        ______      ______       ______      ______      ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . .         .81         .85          .88         .91         .88

   Net realized and unrealized gain (loss) on investments  . . . .         .13         .39         (.29)       1.12       (1.30)
                                                                        ______      ______       ______      ______      ______

   Total from Investment Operations  . . . . . . . . . . . . . . .         .94        1.24          .59        2.03       (.42)
                                                                        ______      ______       ______      ______      ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . .        (.81)       (.85)        (.88)       (.91)       (.88)
                                                                        ______      ______       ______      ______      ______

   Net asset value, end of period  . . . . . . . . . . . . . . . .      $14.89      $14.76       $14.37      $14.66      $13.54
                                                                        ______      ______       ______      ______      ______

TOTAL INVESTMENT RETURN* . . . . . . . . . . . . . . . . . . . . .        6.51%       8.91%        4.25%      15.43%      (2.91%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . .        1.05%       1.05%        1.04%       1.03%        .94%

   Ratio of net investment income to average net assets  . . . . .        5.44%       5.87%        6.17%       6.45%       6.20%

   Decrease reflected in above expense ratios

       due to undertakings by the Manager  . . . . . . . . . . . .          --          --           --          --         .06%

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . .      283.20%     518.62%      267.22%     349.24%     427.27%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . .     $94,369     $95,071     $111,267    $134,545    $141,456

------------

* Exclusive of sales load.














                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

  Contained  below  is  per  share  operating  performance  data  for a share of
Beneficial  Interest outstanding, total investment return, ratios to average net assets  and  other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                              Class B Shares
                                                                              __________________________________________________

                                                                                          Year Ended December 31,
                                                                              __________________________________________________

PER SHARE DATA:                                                           1998        1997         1996        1995        1994
                                                                         ______      ______       ______      ______      ______

   Net asset value, beginning of period  . . . . . . . . . . . . .       $14.78      $14.38      $14.67      $13.55      $14.84
                                                                         ______      ______      ______      ______      ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . .          .73         .78        .81         .84          .80

   Net realized and unrealized gain (loss) on investments  . . . .          .12         .40       (.29)        1.12      (1.29)
                                                                         ______      ______      ______      ______      ______

   Total from Investment Operations  . . . . . . . . . . . . . . .          .85        1.18         .52        1.96       (.49)
                                                                         ______      ______      ______      ______      ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . .        (.73)       (.78)       (.81)       (.84)       (.80)
                                                                         ______      ______      ______      ______      ______

   Net asset value, end of period  . . . . . . . . . . . . . . . .       $14.90      $14.78      $14.38      $14.67      $13.55
                                                                        ______      ______       ______      ______      ______

TOTAL INVESTMENT RETURN* . . . . . . . . . . . . . . . . . . . . .        5.90%      8.43%       3.71%      14.83%      (3.39%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . .        1.56%      1.55%       1.55%       1.55%        1.51%

   Ratio of net investment income to average net assets  . . . . .        4.93%      5.36%       5.65%       5.89%        5.61%

   Decrease reflected in above expense ratios

       due to undertakings by the Manager  . . . . . . . . . . . .        --          --          --          --           .05%

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . .      283.20%    518.62%     267.22%     349.24%       427.27%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . .     $41,775    $38,775     $39,833     $41,934       $35,710

------------

* Exclusive of sales load.















                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                 Class C Shares
                                                                                   _____________________________________________

                                                                                            Year Ended December 31,
                                                                                   _____________________________________________

PER SHARE DATA:                                                                1998          1997         1996        1995(1)
                                                                              ______      _______      _______       _______

   Net asset value, beginning of period  . . . . . . . . . . . . . . . . .    $14.77       $14.38       $14.67        $14.48
                                                                              ______      _______      _______       _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . .      .68           .75          .77           .16

   Net realized and unrealized gain (loss) on investments  . . . . . . . .      .13           .39         (.29)          .19
                                                                              ______      _______      _______       _______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . .      .81          1.14          .48           .35
                                                                              ______      _______      _______       _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . . . . . .      (.68)        (.75)        (.77)         (.16)
                                                                              ______      _______      _______       _______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . .    $14.90       $14.77       $14.38        $14.67
                                                                              ______      _______      _______       _______

TOTAL INVESTMENT RETURN(2) . . . . . . . . . . . . . . . . . . . . . . . .      5.62%        8.13%        3.44%        11.47%(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . . . . . .      1.80%        1.80%        1.79%         1.79%(3)

   Ratio of net investment income to average net assets  . . . . . . . . .      4.40%        5.11%        5.42%         5.25%(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . .    283.20%      518.62%      267.22%        349.24%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . .    $2,561        $110           $17           $1

------------

(1) From October 16, 1995 (commencement of intital offering) to December 31,
1995.

(2) Exclusive of sales load.

(3) Annualized.












                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Premier GNMA Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").

  Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class
C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest  income
(including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $4,537 during the period ended December 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  The Fund has an unused capital loss carryover of approximately $3,705,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. If not applied, the carryover expires in fiscal 2002.

DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $2,534 during the period ended December 31, 1998, from commissions earned on sales of the Fund's shares.

  (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of
Class C shares. During the period ended December 31, 1998, Class B and Class C shares were charged $195,385 and $6,799, respectively, pursuant to the Distribution Plan.

  (C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 1998, Class A, Class B and Class C shares were charged $236,544, $97,692 and $2,266, respectively, pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1998, the Fund was charged $99,157 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended December 31, 1998, the Fund was charged $34,192 pursuant to the custody agreement.

  (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 1998 amounted to $425,739,757 and $424,195,952, respectively.

  At December 31, 1998, accumulated net unrealized appreciation on investments was $2,079,797, consisting of $2,307,077 gross unrealized appreciation and $227,280 gross unrealized depreciation.

  At December 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER GNMA FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS PREMIER GNMA FUND

  We have audited the accompanying statement of assets and liabilities of Dreyfus Premier GNMA Fund, including the statement of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier GNMA Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

February 4, 1999


DREYFUS PREMIER GNMA FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940


Printed in U.S.A.                                         027/614AR9812

                                 ANNUAL REPORT
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                                DREYFUS PREMIER

                                   GNMA FUND
-------------------------------------------------------------------------------

                               DECEMBER 31, 1998


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